Exhibit 4.1 (a)


                   CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of August 27, 2001, by and between Stephen J. Fryer, 2201 Alta
Vista, Newport Beach, CA 92660, ("Consultant") and Rhino
Enterprises Group, Inc. with offices at 2925 LBJ Freeway, Suite
188, Dallas, TX 75234 (the "Company").

WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.

The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on August 26, 2002, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.  SERVICES.

     During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

     (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

     (b) The implementation of a domestic marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

     (c)  Advise the Company relative to the recruitment and
employment of key executives consistent with the       expansion
of operations of the Company;

     (d)  The identification, evaluation, structuring,
negotiating and closing of  joint ventures, strategic
alliances, business acquisitions and advice with regard       to
the ongoing managing and operating of such       acquisitions
upon consummation thereof; and

     (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

     4.  DUTIES OF THE COMPANY.

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.  COMPENSATION.

     The Company will immediately grant Consultant the option to purchase 175,000 shares of the Company's Common Stock with an exercise price at $1.00 per share, which option shall expire on August 26, 2002 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.  REPRESENTATION AND INDEMNIFICATION.

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.

     Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number, as the Party shall have furnished in writing to the other Party.

     Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment: The Options under this Agreement are assignable at the discretion of the Consultant.

     Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof.
Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Rhino Enterprises Group, INC.          CONSULTANT



/s/ Robert W. Moehler                /s/Stephen J. Fryer
----------------------               -------------------
Robert W. Moehler, President         Stephen J. Fryer



























                                            Exhibit 4.1 (b)


                     CONSULTING AGREEMENT

     This Consulting Agreement (the "Consulting Agreement") made as of August 27, 2001 by and between Josh Weinfeld, 12 Louisburg Square, Lakewood, NJ 08701, ("Consultant") and Rhino Enterprises Group, Inc. with offices at 2925 LBJ Freeway, Suite 188, Dallas, TX 75234 (the "Company").

                        WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on August 26, 2002 unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.  SERVICES.

     During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof.

          (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock private or public financing.

          (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

     4.  DUTIES OF THE COMPANY.

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.


     5.  COMPENSATION.

     The Company will immediately grant Consultant the option to purchase 75,000 shares of the Company's Common Stock at $0.50 per share, which options shall expire on August 26, 2002 at 5:00 P.M. P.S.T. Consultant in providing the foregoing services, shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

6.  REPRESENTATION AND INDEMNIFICATION.

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.

     Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment: The Options under this Agreement are assignable at the discretion of the Consultant.

     Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof.
Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

      IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Rhino Enterprises Group, INC.           CONSULTANT



/s/ Robert W. Moehler                  /s/Josh Weinfeld       ---
------------------                  -----------------
Robert W. Moehler,President            Josh Weinfeld



































                                          Exhibit 4.1 ( c )


                     CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of August 27, 2001, by and between Rebecca Wilson, 2961 W. MacArthur Blvd., # 120, Santa Ana, CA 92704, ("Consultant") and Rhino Enterprises Group, Inc. with offices at 2925 LBJ Freeway, Suite 188, Dallas, TX 75234 (the "Company").

                       WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on August 26, 2002, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.  SERVICES.

     During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof.

          (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock private or public financing

     4.  DUTIES OF THE COMPANY.

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.  COMPENSATION.

     The Company will immediately grant Consultant the option to purchase 100,000 shares of the Company's Common Stock with the exercise price at $1.00 per share, which option shall expire on August 26, 2002 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.



     6.  REPRESENTATION AND INDEMNIFICATION.

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.

     Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment: The Options under this Agreement are assignable at the discretion of the Consultant.

     Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof.
Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Rhino Enterprises Group, Inc.          CONSULTANT



/s/ Robert W. Moehler                  /s/ Rebecca Wilson
---------------------                  ------------------
Robert W. Moehler President            Rebecca Wilson














                                          Exhibit 4.1 ( d )


                    CONSULTING AGREEMENT


      This Consulting Agreement (the "Consulting Agreement") made as of August 27, 2001, by and between Robert Dietrich, 11
Hickory, Irvine, CA 92614, ("Consultant") and Rhino Enterprises
Group, Inc. with offices at 2925 LBJ Freeway, Suite 188, Dallas,
TX 75234 (the "Company").

                        WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on August 26, 2002, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.  SERVICES.

     During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

         (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

         (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof.

         (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock private or public financing

     4.  DUTIES OF THE COMPANY.

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.  COMPENSATION.

     The Company will immediately grant Consultant the option to purchase 100,000 shares of the Company's Common Stock with the exercise price at $1.00 per share, which option shall expire on August 26, 2002 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.


     6.  REPRESENTATION AND INDEMNIFICATION.

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.

     Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment: The Options under this Agreement are assignable at the discretion of the Consultant.

     Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof.
Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Rhino Enterprises Group, Inc.         CONSULTANT


/s/ Robert W. Moehler                 /s/ Robert Dietrich
---------------------                 -------------------
Robert W. Moehler President           Robert Dietrich







































                                           Exhibit 4.1 ( e )


                   CONSULTING AGREEMENT


This Consulting Agreement (the "Consulting Agreement") made as of
August 27, 2001, by and between Brian Jue, 1198 D Pacific Coast
Highway, Seal Beach, CA 92740, ("Consultant") and Rhino
Enterprises Group, Inc. with offices at 2925 LBJ Freeway, Suite
188, Dallas, TX 75234 (the "Company").

                        WITNESSETH

      WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on August 26, 2002, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.  SERVICES.

     During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

           (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

           (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof.

           (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock private or public financing

     4.  DUTIES OF THE COMPANY.

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.  COMPENSATION.

     The Company will immediately grant Consultant the option to purchase 100,000 shares of the Company's Common Stock with the exercise price at $0.50 per share, which option shall expire on August 26, 2002 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.



      6.  REPRESENTATION AND INDEMNIFICATION.

      The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.

     Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment: The Options under this Agreement are assignable at the discretion of the Consultant.

     Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof.
Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Rhino Enterprises Group, Inc.         CONSULTANT


/s/ Robert W. Moehler                /s/ Brian Jue            ---
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Robert W. Moehler President          Brian Jue